CERTIFICATION
Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002

The undersigned, Michael Beattie, the President of the Delaware Wilshire Private Markets Tender Fund (the “Fund”), with respect to the Fund’s Form N-CSRS for the period ended September 30, 2023, as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	such Form N-CSRS fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in such Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: December 8, 2023

/s/ Michael Beattie
Michael Beattie
President

CERTIFICATION
Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002

The undersigned, Andrew Metzger, the Treasurer, Controller, and CFO of the Delaware Wilshire Private Markets Tender Fund (the “Fund”), with respect to the Fund’s Form N-CSRS for the period ended September 30, 2023, as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	such Form N-CSRS fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in such Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: December 8, 2023

/s/ Andrew Metzger
Andrew Metzger
Treasurer, Controller, and CFO